Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

TO

CREDIT AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) to the Credit Agreement (as defined below), dated as of March 25, 2009 (the “Second Amendment Effective Date”) is entered into by and among NCO GROUP, INC. (the “Parent Borrower”), NCO FINANCIAL SYSTEMS, INC. (the “Subsidiary Borrower” and, together with the Parent Borrower, collectively, the “Borrower”), certain Guarantors under the Credit Agreement (as defined below) (the “Guarantors”), CITIZENS BANK OF PENNSYLVANIA (“Citizens”), as Administrative Agent, Citizens Bank of Pennsylvania as sole Issuing Bank and the Required Lenders pursuant to the Credit Agreement.

The “Credit Agreement” is that certain Credit Agreement dated as of November 15, 2006, among Collect Acquisition Corp., the Initial Subsidiary Borrower, Collect Holdings, Inc. (now known as NCO Group, Inc.), a Delaware corporation, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Banks, the Swing Line Bank, Morgan Stanley & Co. Incorporated (“MS&Co”), as collateral agent for the Secured Parties and Morgan Stanley Senior Funding, Inc. (“MSSF’) as administrative agent for the Lender Parties, as amended pursuant to the First Amendment to Credit Agreement dated as of February 8, 2008 pursuant to which certain provisions of the Credit Agreement were amended and pursuant to which Citizens replaced MS&Co and MSSF as collateral agent and administrative agent (the “Existing Credit Agreement”), and as such Credit Agreement as it may be further amended, restated, supplemented or otherwise modified from time to time.  All capitalized terms not otherwise defined herein have the meanings set forth in the Credit Agreement giving effect to this Second Amendment (the “As-Amended Credit Agreement”).

A.   The Borrower has requested that the Existing Credit Agreement be amended to, among other things, modify certain covenants and interest rates, and provide for the availability of an incremental revolving credit facility.

B.  The Required Lenders and the Issuing Banks are willing to approve such amendments on the terms and subject to the conditions of this Second Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Second Amendment Effective Date, as follows:

1.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by inserting the following definitions in alphabetical order:

“Applicable Incremental Lenders” means, as to any Incremental Facility, the Increasing Lenders under such Incremental Facility in their capacity as such, together with the Assuming Lenders for the applicable Incremental Facility.

“Incremental Commitment” has the meaning specified in Section 2.17(a).

“Incremental Facility” has the meaning specified in Section 2.17(a).

1

“Initial Incremental Advance” means, with respect to any Incremental Facility, the advance funded by the Applicable Incremental Lenders on the applicable Increase Date pursuant to Section 2.17(d)(iii), in the amount which, after giving effect to the funding of the Initial Incremental Advance, will cause the percentage of such Initial Incremental Advance relative to the aggregate amount of such Incremental Facility to equal the percentage of the outstanding Revolving Credit Advances relative to the aggregate Revolving Credit Commitments of the Lenders (including accrued unpaid interest, and excluding the Initial Incremental Advances and Incremental Commitments under the applicable Incremental Facility) as of such Increase Date.

“Other Incremental Lender” means (i) any Eligible Assignee, (ii) any commercial bank having total assets and net worth each in excess of $100,000,000, and (iii) any finance company, insurance company, or other institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having total assets and net worth each in excess of $100,000,000.

 “Second Amendment” means that certain Second Amendment to Credit Agreement dated March 25, 2009 among the Initial Borrower, the Initial Subsidiary Borrower, the Guarantors, Citizens, and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning specified in Section 3 of the Second Amendment.

2.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended as follows:

(i) The definition of “Advance” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Advance” means a Term B Advance, a Revolving Credit Advance (including without limitation any Advance under an Incremental Facility), a Swing Line Advance or a Letter of Credit Advance.

(ii) The definition of “Applicable Margin” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Applicable Margin” means (a) in respect of the Revolving Credit Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 3.0:1	2.25%	3.25%

Level II 3.0:1 or greater, but less than 4.0:1	2.50%	3.50%

Level III 4.0:1 or greater	2.75%	3.75%

(b) in respect of the Swing Line Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth above for Base Rate Advances; and

(c) in respect of the Term B Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 3.5:1.0	3.75%	4.75%

Level II 3.5:1.0 or greater	4.00%	5.00%

The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Leverage Ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no reduction in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.03(b) or (c), as the case may be, and a certificate of the Chief Financial Officer of the Borrower demonstrating such Leverage Ratio and (B) the Applicable Margin shall be at Level III (in the case of the Revolving Credit Facility and the Swing Line Facility) and at Level II (in the case of the Term B Facility) for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(b) or (c), as the case may be; provided, that no increase in the Applicable Margin (other than on the Second Amendment Effective Date) shall be effective under this clause (B) until 5 Business Days after the date on which the Borrower receives written notice from the Administrative Agent providing the effective date of such increase and the precise reason for such increase.

(iii) The definition of “Appropriate Lender” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Appropriate Lender” means, at any time, with respect to (a) any of the Term B Facility or the Revolving Credit Facility (including without limitation any Incremental Facility already in effect as of such time, after giving effect to the Initial Incremental Advance, if any, which has been made with respect to such Incremental Facility), or any Incremental Facility (with respect to the Initial Incremental Advance, if any made under such Incremental Facility pursuant to Section 2.17(d)(iii)), a Lender that has a Commitment with respect to such Facility at such time, (b) the Letter of Credit Facility, (i) any Issuing Bank and (ii) if the other Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Revolving Credit Lender and (c) the Swing Line Facility, (i) the Swing Line Bank and (ii) if the other Revolving Credit Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each such other Revolving Credit Lender.

(iv) The definition of “Base Rate” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

(a)           the rate of interest published by The Wall Street Journal from time to time, as the prime lending rate (in the event that The Wall Street Journal shall, for any reason, fail or cease to publish the prime lending rate, the Administrative Agent shall choose a reasonably comparable index or source to use as the basis for the Base Rate);

(b)           1/2 of 1% per annum above the Federal Funds Rate; and

(c)           the then-current Eurodollar Rate that would be applicable to loans of a three-month term made at such time, plus 1.00% per annum.

(v) The definition of “Commitment” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Commitment” means a Term B Commitment, a Revolving Credit Commitment (including without limitation any Incremental Commitments then in effect pursuant to an Incremental Facility), a Letter of Credit Commitment.

(vi) The definition of “Eurodollar Rate” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Eurodollar Rate” means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that (A) if for any reason such rate is not available, the term “Eurodollar Rate” shall mean, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates, and (B) if the rate otherwise determined pursuant to this clause (a), whether pursuant to part (A) of this parenthetical or otherwise, is less than 2.50% per annum, then for purposes of this Agreement and the Loan Documents, such rate shall be deemed to be 2.50% per annum) by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

(vii) The definition of “Disqualified Stock” is hereby amended by adding the following clause after the word “payment” in clause (a) of such definition: “(other than payments made in Equity Interests which are not otherwise Disqualified Stock)”.

(viii) The definition of “Facility” is hereby amended by deleting such definition in its entirety and replacing such definition with the following:

“Facility” means the Term B Facility, the Revolving Credit Facility (including without limitation any Incremental Facility after the satisfaction or waiver of the conditions and actions prescribed in Section 2.17(d)), the Swing Line Facility, or the Letter of Credit Facility.

(ix) The definition of “Letter of Credit Commitment” is hereby amended by the deletion of the final sentence thereof, and the replacement of such sentence with the following:

The aggregate amount of the Letter of Credit Commitments as of the date hereof is $30,000,000.

3.  Section 2.06(b)(ii) (Mandatory Prepayments) is hereby amended by deleting part (y) of the proviso to clause (B) thereof and replacing it with the following:

(y) from the issuance or sale of Equity Interests to any Person as long as such Net Cash Proceeds are (I) designated (in a written notice to the Administrative Agent) upon receipt thereof by any Loan Party for use to pay for (1) any purchase, acquisition or other investment permitted under Section 5.02(f)(vi) and/or (2) any prepayment, repurchase or redemption of the Senior Notes, the Senior Subordinated Notes and/or Refinanced Notes (including, without limitation, pursuant to open market purchases or secondary market purchases at a discount) permitted pursuant to Section 5.02(j)(i)(D)(3), (II) maintained, in a deposit account subject to an account control agreement, as collateral for the Obligations and not used for any purpose other than those described in clause (I) above, and (III) used for purposes described in clause (I) above within twelve (12) months following the date of such issuance or sale, by any Loan Party (and, if not so used within twelve (12) months, used to prepay Term B Advances on the first anniversary of the receipt thereof by any Loan Party).

4.  Section 2.17 (Incremental Facilities) is hereby deleted in its entirety and replaced with the following:

Section 2.17. Incremental Facilities.  (a)  The Borrower may, from time to time, by notice to the Administrative Agent, request an increase in the Revolving Credit Facility (each such facility increase being an “Incremental Facility”), pursuant to additional commitments (the “Incremental Commitments”), in an aggregate principal amount for all such Incremental Facilities not to exceed $50,000,000 for all Incremental Facilities, each of which is to be effective as of a date that is at least 180 days prior to the Termination Date then in effect in respect of the Revolving Credit Facility (such date for each such Incremental Facility, the “Increase Date”), as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall any Incremental Facility be in a principal amount of less than $10,000,000 (or such lesser amount as shall be approved by the Administrative Agent); (ii) the total Incremental Commitments at any time shall not exceed 50% of the amount of payments of principal made on the Term B Advances (including without limitation any prepayment of principal made on the Term B Advances with Net Cash Proceeds of an asset sale permitted under Section 5.02(e)(xii)) from and including the date of the Second Amendment until (and including) the Increase Date; (iii) there shall be no more than four (4) Incremental Facilities (or such greater number as shall be approved by the Administrative Agent); (iv) on the Increase Date, the applicable conditions set forth in Sections 3.02(a)(i)(y) and 3.02(a)(ii), and in clause (d) of this Section 2.17, shall be satisfied or waived by the Applicable Incremental Lenders holding a majority-in-interest of the Incremental Commitments under the applicable Incremental Facility; (v) as of the last day of the fiscal quarter of the Borrower immediately preceding the Increase Date, after giving pro forma effect to any such Incremental Facility and any borrowing made thereunder and other customary and appropriate pro forma adjustment events, including any acquisitions or dispositions or repayment of Debt after the beginning of such fiscal quarter but prior to or substantially contemporaneously with any borrowing under the Revolving Credit Facility related to the Incremental Facility becoming effective, the Borrower shall be in pro forma compliance with all financial covenants set forth in Section 5.04; (vi) on the Increase Date, after giving pro forma effect to any such Incremental Facility, no Default or Event of Default shall have occurred and be continuing; (vii) the interest rates applicable to any Incremental Facility shall be determined by the Borrower and the Applicable Incremental Lenders; provided that if the Applicable Margin (or pricing grid thereunder) relating to any Incremental Facility exceeds the Applicable Margin (or pricing grid thereunder) then applicable to the Revolving Credit Advances (as previously adjusted, whether pursuant to this clause or otherwise), the Applicable Margin and/or pricing grid thereunder relating to the Revolving Credit Advances and prior Incremental Facilities shall be adjusted to be equal to the Applicable Margin and pricing grid thereunder relating to such Incremental Facility; (viii) each Incremental Facility, after such Incremental Facility becomes effective, and after completion of payments, reimbursements, advances, repayments, and other actions, if any, to be made or taken under, Section 2.17(d) (including, without limitation, the Initial Incremental Advance, if any, for such Incremental Facility), shall become part of the Revolving Credit Facility, the Applicable Incremental Lenders thereunder shall become and be Revolving Credit Lenders, commitments thereunder shall be Revolving Credit Commitments, advances thereunder (including without limitation the Initial Incremental Advance) shall be Revolving Credit Advances (including for purposes of Section 2.06), and the Revolving Credit Facility and all Incremental Facilities shall be treated as a single Revolving Credit Facility, with any advances thereafter made under or payments received in respect of the Revolving Credit Facility and Incremental Facilities to be made and received based on the treatment of all lenders under all Incremental Facilities as Revolving Credit Lenders, and with terms of the Loan Documents relating to the Revolving Credit Facility to be applied based on the treatment of the Incremental Facilities as part of the Revolving Credit Facility (and each Base Rate Advance and Eurodollar Rate Advance (including the applicable Initial Incremental Advance) then outstanding shall be deemed to be reallocated as among the Revolving Credit Lenders (including the Applicable Incremental Lenders) so that each Revolving Credit Lender (including each Applicable Incremental Lender) shall hold a pro rata fraction of each Base Rate Advance and Eurodollar Rate Advance (including the applicable Initial Incremental Advance) then outstanding); (ix) the existing Revolving Credit Lenders shall initially have the right, but not the obligation, to commit to up to their Pro Rata Share (or, if consented to by the Borrower and the Administrative Agent to cover declines by other Lenders, more than their Pro Rata Share) of each Incremental Facility ratably based on the applicable Revolving Credit Commitments of the Revolving Credit Lenders (with such Pro Rata Shares calculated and determined as of a time selected by the Administrative Agent in connection with the syndication or arrangement of the applicable Incremental Facility, prior to the implementation of such Incremental Facility, and with such right to commit Pro Rata Shares to be subject to limitations and modifications for purposes of convenience, rounding, and minimum commitment amounts, by agreement of the Borrower and Administrative Agent); and (x) notwithstanding any other provision of any Loan Document (including, without limitation, Section 9.01), the Loan Documents may be amended by the Administrative Agent and the Borrower, if necessary, to provide for terms applicable to each Incremental Facility consistent with the terms hereof.

(b)           The Administrative Agent shall promptly notify the Lenders of a request by the Borrower for an Incremental Facility, which notice shall include (i) the proposed amount of such requested Incremental Facility, (ii) the proposed Increase Date and (iii) the date by which the Revolving Credit Lenders wishing to participate in the Incremental Facility must commit to an increase in the amount of their respective Revolving Credit Commitments (the “Commitment Date”).  Each Revolving Credit Lender that is willing to participate in the requested Incremental Facility (each an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its applicable Revolving Credit Commitment.  If the Increasing Lenders notify the Administrative Agent that they are willing to participate in an Incremental Facility by an aggregate amount that exceeds the amount of the requested Incremental Facility, the requested Incremental Facility shall be allocated among the Increasing Lenders in such amounts as are agreed between the Borrower and the Administrative Agent.

(c)           Promptly following the applicable Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Increasing Lenders are willing to participate in the requested Incremental Facility.  If the aggregate amount by which the Increasing Lenders are willing to participate in the requested Incremental Facility on any such Commitment Date is less than the requested Incremental Facility, then the Borrower may extend offers to one or more Other Incremental Lenders to participate in any portion of the requested Incremental Facility that has not been committed to by the Increasing Lenders as of the Commitment Date.   Notwithstanding anything to the contrary herein, if the aggregate amount by which the Increasing Lenders and/or the applicable Other Incremental Lenders are willing to participate in the requested Incremental Facility is less than the requested Incremental Facility, then, at the option of the Borrower, the Revolving Credit Facility shall be increased in accordance with Section 2.17(d) (and subject to the minimum amounts and other limitations set forth in Section 2.17(a)) by such aggregate amount by which the Increasing Lenders and/or the applicable Other Incremental Lenders are willing to participate in the requested Incremental Facility.

(d)           (i) On the applicable Increase Date (effective after giving effect to the Initial Incremental Advance, if any), each Other Incremental Lender that accepts an offer to participate in a requested Incremental Facility in accordance with Section 2.17(c) (each, an “Assuming Lender”) shall become a Revolving Credit Lender party to this Agreement as of the applicable Increase Date (with the amount of Revolving Credit Commitment committed by such Assuming Lender in connection with such Incremental

Facility) and the Revolving Credit Commitment of each Increasing Lender for such Incremental Facility shall be so increased by the additional amount committed by such Increasing Lender in connection with such Incremental Facility (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.17(b)) as of such Increase Date; provided, however, that

(A)  the Administrative Agent shall have received on or before the Increase Date the following, each dated such date:

(I)            certified copies of resolutions of the Board of Directors (or other analogous governing body) of the Borrower approving the applicable Incremental Facility and the corresponding modifications to this Agreement, if any, and an opinion of counsel for the Borrower (which may be in-house counsel), addressing the due execution, authorization, delivery and enforceability of any documents evidencing such Incremental Facility and the absence of any violation of applicable law, constitutive documents or agreements with respect to material indebtedness for borrowed money in connection with such Incremental Facility, in a form reasonably satisfactory to the Administrative Agent;

(II)           an assumption agreement from each Assuming Lender, if any, in form and substance reasonably satisfactory to the Borrower and the Administrative Agent pursuant to which such Assuming Lender assumes its obligations under this Agreement and the other Loan Documents and confirms the amount of its Commitment, duly executed by such Assuming Lender, the Administrative Agent and the Borrower;

(III)         confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing reasonably satisfactory to the Borrower and the Administrative Agent; and

(IV)         a Notice of Borrowing (provided, that the form set forth as Exhibit B to the Credit Agreement shall for such purpose be modified to reflect that the advance being requested is an Initial Incremental Advance pursuant to this clause), executed by the Borrower with respect to the Initial Incremental Advance for such Incremental Facility, and indicating the amount of the Initial Incremental Advance calculated pursuant to the definition thereof.

 (B) the Borrower, prior to the effectiveness of the applicable Incremental Facility, shall have paid and/or reimbursed, as applicable, to the Administrative Agent, to any arranger of the applicable Incremental Facility, and/or to the Applicable Incremental Lenders (whether by direct payment to the Applicable Incremental Lenders or by payment to the Administrative Agent for the account of the Applicable Incremental Lenders), such fees, payments, and reimbursements, if any, as may have been agreed by the Borrower, on the one hand, and the Administrative Agent, the applicable arranger, and/or the Applicable Incremental Lenders, on the other hand.

(ii)  On the applicable Increase Date, upon fulfillment of the conditions set forth in clause (i) of this Section 2.17(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Applicable Incremental Lender) and the Borrower, on or before 11:00 A.M. (New York City time), by telecopier, of the occurrence of the applicable Incremental Facility to be effected on the related Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

(iii) On the applicable Increase Date, after fulfillment of the conditions set forth in clause (i) of this Section 2.17(d), and in conjunction with the notice given pursuant to clause (ii) of this Section 2.17(d), each of the Applicable Incremental Lenders shall fund its pro rata share (based on the Incremental Commitment of each Applicable Incremental Lender with respect to such Incremental Facility) of the Initial Incremental Advance for such Incremental Facility.

5.  Section 5.02(e) is hereby amended by deleting the word “and” at the end of subsection (x), adding the word “and” at the end of subsection (xi) and adding the following subsection (xii) to the end thereof:

(xii)          sales, transfers or other dispositions of all the Equity Interests of, or all or substantially all of the assets in respect of the business associated with The North Shore Agency Inc. and/or NCO E-Pay; provided that all of the Net Cash Proceeds of such dispositions shall promptly be used to prepay principal amounts outstanding under the Term B Facility pursuant to Section 2.06(b)(ii)(A) without giving effect to the proviso in clause (a) of the definition of “Net Cash Proceeds”.

6.  Section 5.02(f) is hereby amended by deleting the word “and” at the end of clause (xiii) thereof, replacing “.” with “;” after clause (xiv) thereof, and adding the following as new clauses (xv) and (xvi):

(xv)         (A) Investments in and purchases of Portfolio Management Assets made by Portfolio JVs or Portfolio Management Subsidiaries to the extent that such Investments or purchases are funded by Persons that are not Affiliates of the Loan Parties and are either joint venturers or investors in or lenders to, such Portfolio JVs or Portfolio Management Subsidiaries; (B) Investments in and purchases of Portfolio Management Assets in an aggregate amount not to exceed, in the case of this clause (B), (x) $105 million for Fiscal Year 2009, and (y) for each Fiscal Year thereafter, the amount of cash collected or cash sales proceeds received in respect of all Portfolio Management Assets (including, without limitation, Portfolio Management Assets purchased or owned by a Portfolio JV or Portfolio Management Subsidiary) in the prior Fiscal Year (net of any portion of such cash collections or cash sales proceeds paid or to be paid to third party investors and non-recourse lenders) multiplied by 75%; and/or (C) Investments in and purchases of Portfolio Management Assets by Portfolio JVs or Portfolio Management Subsidiaries during any Fiscal Year, if, as of the end of the immediately preceding Fiscal Year, (x) the Leverage Ratio measured at the end of such preceding Fiscal Year was less than 3.50:1, and (y) the Leverage Ratio measured as of the end of the third fiscal quarter of such preceding Fiscal Year was less than 3.50:1; and

(xvi) Investments expressly permitted under Section 5.02(j)(i)(D) (Prepayments, Etc., of Debt).

7.  Part (A) of clause (i) of Section 5.02(g) is hereby deleted in its entirety and replaced with the following;

(A) declare and pay dividends and distributions payable only in Equity Interests of the Borrower which are not Disqualified Stock and

8.  Section 5.02(j) is hereby amended by deleting part (D) of clause (i) thereof, and replacing such part (D) with the following:

(D) so long as no Default or Event of Default has occurred and is continuing, any prepayment, repurchase or redemption of the Senior Notes, the Senior Subordinated Notes or Refinanced Notes (including, without limitation, pursuant to open market purchases or secondary market purchases at a discount) (1) for an aggregate price not to exceed the Available Excess Cash Flow at the time of such prepayment, repurchase or redemption, (2) with the proceeds of Refinanced Notes or (3) with Net Cash Proceeds of Equity Interests (excluding Disqualified Stock) issued by the Borrower, provided that such prepayment, repurchase or redemption occurs within twelve (12) months following the date that such Net Cash Proceeds of such Equity Interests are received.

9.  The table in Section 5.02(o) is amended by deleting the rows therein for Fiscal Years ending December 31, 2008 and thereafter, and replacing such rows with the following:

Fiscal Year Ending:	Amount:
December 31, 2008	$53,000,000
December 31, 2009	$58,000,000
December 31, 2010	$60,000,000
December 31, 2011	$63,500,000
December 31, 2012 and thereafter	$66,000,000.

10.  Section 5.02(s) (Holding Company Status) is hereby deleted in its entirety and replaced with the following:

(s)      [Intentionally Omitted]

11.  Section 5.03 (Reporting Covenants) is hereby amended by the addition of a new Section 5.03(n), stating in its entirety as follows:

(n)           Reporting on Investments in Portfolio Management Assets.

Together with the schedules and Chief Financial Officer certificates delivered pursuant to Section 5.03(b) (Annual Financials) for each Fiscal Year ending on or after December 31, 2009, computations and reporting, in form and substance reasonably acceptable to the Administrative Agent, regarding (i) unless Section 5.02(f)(xv)(C) applies, the limitations on investments in and purchases of Portfolio Management Assets set forth in Section 5.02(f)(xv)(B) and (ii) whether the circumstances described in Section 5.02(f)(xv)(C) for such Fiscal Year are satisfied and, if not satisfied, the calculation of the limit under Section 5.02(f)(xv)(B) for the following Fiscal Year.

12.  Section 5.04(a) (Leverage Ratio) is hereby amended by deleting from the table in such Section all rows with respect to any Measurement Period ending on any date during 2009 or thereafter and replacing such rows with the following:

Measurement Period Ending	Ratio

March 31, 2009	5.50:1

June 30, 2009	5.50:1

September 30, 2009	5.50:1

December 31, 2009	5.50:1

March 31, 2010	5.25:1

June 30, 2010	5.00:1

September 30, 2010	5.00:1

December 31, 2010	4.75:1

March 31, 2011	4.75:1

June 30, 2011	4.50:1

September 30, 2011	4.50:1

December 31, 2011	4.25:1

March 31, 2012	4.25:1

June 30, 2012	4.00:1

September 30, 2012	4.00:1

December 31, 2012 and thereafter	3.75:1

13.  Section 5.04(b) (Interest Coverage Ratio) is hereby amended by deleting from the table in such Section all rows for Measurement Periods ending on any date during 2009 or thereafter, and replacing them with the following:

Measurement Period:	Ratio
All Measurement Periods ending during 2009	1.85:1
All Measurement Periods ending during 2010	1.95:1
All Measurement Periods ending during 2011	2.15:1
All Measurement Periods ending during 2012	2.40:1
Thereafter	2.60:1

14.  All references in the As-Amended Credit Agreement to the “Parent” or the “Initial Borrower” shall mean NCO Group, Inc. (f/k/a Collect Holdings, Inc.).

SECTION 2.  Other Agreements.

1.  The increase in Applicable Margin pursuant to the amendment to the definition thereof shall be effective immediately on the Second Amendment Effective Date.

2.  The Equity Contribution shall be deemed to constitute a transaction permitted under Section 5.02(t) of the As-Amended Credit Agreement.

SECTION 3.  Conditions to Effectiveness.  The Second Amendment Effective Date shall be the date on which all of the following conditions precedent have been satisfied or have been waived or deferred by Citizens as Administrative Agent (except that item (1) below may not be waived or deferred) (the “Second Amendment Effective Date”):

1.  Citizens shall have received this Second Amendment, executed and delivered by a duly authorized officer of each of the Loan Parties and shall have received written consents to this Second Amendment executed  by the Required Lenders and the Issuing Banks increasing their respective Letter of Credit Commitments hereby.

2.  The Borrower shall have paid the Approving Lenders, Citizens, and Greenwich Capital Markets, Inc. d/b/a RBS Greenwich Capital  (“RBSGC”), as applicable, the fees, costs and expenses referenced in Section 6 of this Second Amendment which are due and owing as of, or earned and payable in connection with, the effectiveness of the Second Amendment.

3.  Immediately after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

4.  The Parent Borrower shall have received from One Equity Partners II, L.P. and other current equity holders of the Parent Borrower in the aggregate no less than $40 million in cash consideration for the issuance of preferred equity on terms, and pursuant to documentation, reasonably satisfactory to Citizens as Administrative Agent and in any case on terms that do not constitute Disqualified Stock (the “Equity Contribution”).  $25 million of the proceeds of the Equity Contribution (net of fees and expenses incurred with respect to this Second Amendment and paid on the Second Amendment Effective Date) will be used to pay amounts owed under the Revolving Credit Facility (without a corresponding commitment reduction) and $15 million of the Net Cash Proceeds of the Equity Contribution will be used to prepay Term B Advances (and, for the avoidance of doubt, the amount of Net Cash Proceeds of the Equity Contribution so used to prepay Term B Advances shall be included in the calculation of payments of principal made on the Term B Advances from and including the date of the Second Amendment until (and including) the applicable Increase Date as described in Section 2.17(a)(ii) of the As-Amended Credit Agreement).

SECTION 4.   Representations and Warranties.  To induce the other parties hereto to enter into this Second Amendment, each of the Loan Parties represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date:

1.  This Second Amendment has been duly authorized, executed and delivered by the Loan Parties and this Second Amendment constitutes each of the Loan Parties’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.  The representations and warranties of the Loan Parties set forth in each Loan Document are, after giving effect to this Second Amendment, true and correct in all material respects on and as of the Second Amendment Effective Date, or, with respect to representations and warranties that are specifically made as of an earlier date, as of such date.

3.  No Default or Event of Default has occurred and is continuing or will be caused by the Second Amendment.

SECTION 5.  Effect of Amendment.  Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (in each case as amended hereby).  Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Upon and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Second Amendment is a “Loan Document.”

Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under and as defined therein.

SECTION 6.  Fees, Costs and Expenses.  The Borrower agrees to pay to the Administrative Agent and RBSGC such fees, and to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Second Amendment, including the reasonable fees, charges and disbursements of outside counsel to Administrative Agent in connection with this Second Amendment, as has been previously agreed between the Borrower and the Administrative Agent and/or RBSGC.  The Borrower agrees to pay to each Lender executing this Second Amendment (each such lender, an “Approving Lender”) a fee equal to such Approving Lender’s pro rata share of an aggregate amount for all Approving Lenders equal to 0.25% of the sum of (i) the full amount of Revolving Commitments held by all Approving Lenders plus (ii) the full amount of outstanding Term B Advances held by all Approving Lenders.  Such payment will be made by the Borrower on the Second Amendment Effective Date, to the Administrative Agent for the account of the Approving Lenders.

SECTION 7.  Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Second Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Acknowledgement and Consent.  Each Guarantor and the Borrower are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the

Loan Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Second Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Second Amendment.  Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, the terms of the Existing Credit Agreement and other Credit Support Documents do not require the consent of any Credit Support Party (other than the Borrower) for the effectiveness of the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Existing Credit Agreement, this Second Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the As-Amended Credit Agreement.

SECTION 9.  Applicable Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.  Headings.  The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

Borrower:

NCO GROUP INC.

By:
Name:	John R. Schwab
Title:	Executive Vice President, Finance,
Chief Financial Officer, Treasurer and
Assistant Secretary

NCO FINANCIAL SYSTEMS, INC.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

[Signature Page to Second Amendment]

Subsidiary Guarantors:

NCO ACI Holdings, Inc.
(f/k/a AssetCare, Inc.)

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCO Customer Management, Inc.
(f/k/a RMH Teleservices, Inc.)

By:
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

NCO Financial Systems, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCO Funding, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Group International, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Holdings, Inc.
(f/k/a Management Adjustment Bureau Funding, Inc.)

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Portfolio Management, Inc.
(f/k/a NCPM Acquisition Corporation)

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Support Services, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

NCO Teleservices, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCOCRM Funding, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCOP I, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP II, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP III, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP IV, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP V, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP VI, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP VII, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP VIII, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP IX, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP Capital Resource, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCOP Financing, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

NCOP Nevada Holdings, Inc.

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP Services, Inc.

By:
Name:	Joshua Gindin
Title:	Secretary

NCOP/Marlin, Inc.

By:
Name:	Joshua Gindin
Title:	Secretary

RMH Teleservices Asia Pacific, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Asset Recovery & Management Corp.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Coast to Coast Consulting, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Credit Receivables Corporation I

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Greystone Business Group, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Gulf State Credit, L.L.C.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Jennifer Loomis & Associates, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

North Shore Agency, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Old OSI LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Collection Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Education Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services International, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Portfolio Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Recovery Solutions, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI SPE LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Support Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Outsourcing Solutions, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

PAE Leasing, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Pacific Software Consulting, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Payco American International Corp.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Perimeter Credit, L.L.C.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Portfolio Acquisitions, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Professional Recoveries Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Qualink, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Systems & Services Technologies, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Tempest Recovery Services, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Transworld Systems Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Union Settlement Administrator, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Union Settlement Administrator Holdco, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

University Accounting Service, LLC

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

AC Financial Services, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

ALW Financial, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

Compass International Services Corporation

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice
President, Treasurer and Assistant Secretary

Compass Teleservices, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice
President, Treasurer and Assistant Secretary

FCA Funding, Inc.

By:
Name:	Gail Ball
Title:	Vice President and Treasurer

FCA Leasing, Inc.

By:
Name:	John R. Schwab
Title:	Assistant Secretary

JDR Holdings, Inc.

By:
Name:	John R. Schwab
Title:	Treasurer and Assistant Secretary

NCOP X, LLC

By:
Name:	Joshua Gindin
Title:	Secretary

AssetCare, Inc.

By:
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

Lenders:

LENDER:

By:
Name:
Title:

Acknowledged and Agreed:

CITIZENS BANK OF PENNSYLVANIA,

By:
Name:
Title:

[Administrative Agent Signature Page to Second Amendment]